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EXHIBIT 24
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POWER OF ATTORNEY
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   We the undersigned directors of Ciao Cucina Corporation (the "Company")
hereby appoint Carl A. Bruggemeier and Catherine C. Jetter or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf as directors of the Company which said attorneys and agents, or either of them , may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 28, 1997 including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Form 10-KSB and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 27th day of March, 1998.

SIGNATURE                                                        TITLE
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/s/ CARL A BRUGGEMEIER                                           Director
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Carl A. Bruggemeier


/s/ CATHERINE C. JETTER                                          Director
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Catherine C. Jetter


/s/ ROGER LIPTON                                                 Director
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Roger Lipton


/s/ MARVIN ROSENBERG                                             Director
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Marvin Rosenberg


/s/ JOHN H. WYANT                                                Director
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John H. Wyant